AUGUST 3, 2023 2023 Q2 2023 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on August 3, 2023.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com CEO Perspective *Non-GAAP measure; see Appendix for definition and reconciliation Notes: Percentages within the Net Income ($M) and Adjusted EBITDA* ($M) bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations. 2.5%1.4% Strong execution on Ambition 2025 drove record Q2 sales • Greenfields and acquisitions contributing to top-line • Pricing up LSD with regional & LOB variability Double digit Adjusted EBITDA* margins • Gross margin within prior guidance range • Labor productivity delivering tangible benefits Substantial Operating Cash Flow • Q2 OCF of $257M benefitted by prior quarter inventory destocking • Exceptional OCF conversion of >100% TTM Adjusted EBITDA* Balance sheet provided ability to invest & return capital • Repurchased ~$100M in common stock YTD through 7/31 • Redeemed entirety of preferred equity on 7/31 • Continuing to invest in organic growth initiatives and M&A 4 6.5%8.3%5.6%1.8% +1.1%+28.0%+11.8%+2.0% $1,549 $1,872 $2,358 $2,504 Q2'20 Q2'21 Q2'22 Q2'23 Net Sales ($M) / YoY (%) 20 26.0 +6.2% $175 $195 $154 $173 GAAP Adj. NI* Net Income ($M) Q2'22 Q2'23 6.1% 6.9% 8.4 12.3 13.0 11.6 7.4% 8.3% 13.0% 11.6% $308 $290 Q2'22 Q2'23 Adjusted EBITDA* ($M) 13.0% 11.6%

# Executing on Ambition 2025 Initiatives

## BUILDING A WINNING CULTURE

- Launched ESPP* to promote stock ownership with >20% participation incl. >10% of frontline employees
- Reported annual GHG emissions intensity reduction progress in 2022 CSR Report
- Formed Beacon Driver Council to advance safety and engagement

## DRIVING ABOVE MARKET GROWTH

- Acquired Silver State Building Materials and opened 11 greenfields in Q2, increasing customer reach
- Digital sales +28% YoY, achieving all-time high of nearly 21% of residential sales in Q2
- Customer Experience initiative increased confirmed on-time delivery percentage driving customer service

## DRIVING OPERATIONAL EXCELLENCE

- BeaconTrack routing software increasing speed, reliability and customer tracking of deliveries
- Strategic branch optimization initiative showing improvements in throughput and capacity
- Sales per hour worked reached all-time high since **tracking began in Q1'20**

## CREATING SHAREHOLDER VALUE

- Record second quarter net sales and double-digit Adjusted EBITDA** margins
- Repurchased all outstanding preferred shares on 7/31 for ~$804M
- Repurchased ~$100M in common stock YTD 7/31
- Reduced common share count by ~17M*** from 1/1/22 to 7/31/23, or ~21% of shares***

**Accelerating execution of our Ambition 2025 strategic plan**

*Employee Stock Purchase Plan **Non-GAAP measure; see Appendix for definition and reconciliation ***Net on an as converted basis

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becn.com6 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FRANK LONEGRO

# Q2 2023 Sales and Mix

Net Sales ($M)


$2,358
$2,504
+6.2%
Q2'22
Q2'23

Net Sales Mix


21%
52%
27%
Residential
Non-residential
Complementary

Net Sales by Line of Business (LOB) ($M)


$1,196
$1,298
+8.5%
$683
$671
-1.7%
$480
$535
+11.6%
Residential
Non-residential
Complementary
Q2'22
Q2'23

## Net sales up 6.2%

- Average selling prices increased LSD YoY with sequential price stability
- Acquisitions contributed ~4% to the top-line growth
- Backlog lower sequentially, higher than historical

## Residential sales up 8.5%

- Selling prices up LSD YoY, sequential improvement through the quarter
- Volumes up MSD YoY, shingle volumes better than expected
- Storm demand and R&R more than offset new construction decline YoY

## Non-residential sales down 1.7%

- Prices increased MSD YoY, resilient sequentially
- Lower volumes on contractor inventory destocking
- Bidding & quoting activity remains up year over year

## Complementary sales up 11.6%

- Coastal acquisition accelerating waterproofing performance
- Higher prices across all product lines YoY with exception of lumber

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# Q2 2023 Margin and Expense

Gross Margin



23.8%
27.6%
27.6%
25.4%
Q2'20
Q2'21
Q2'22
Q2'23

Headcount**



6,894
7,303
7,289
7,245
7,149
7,469
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23

Operating Expense ($M)



$396
$402
$370
$378
16.8%
16.1%
15.7%
15.1%
GAAP
Adj.OpEx*
Q2'22
Q2'23

Sales Per Hour Worked***
**(Indexed to Q1'20)**



100
137
145
139
121
148
146
152
144
171
173
156
135
186
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23

## Gross margin -220 bps YoY

- Price-cost down ~230 bps YoY primarily driven by inventory profit roll-off
- Realization of May '23 shingle price increase slower to materialize in the quarter

## Adjusted OpEx* 15.1% of sales, +$8M YoY

- OpEx to sales ratio lowest level in 10 years
- Greenfield & acquired branches added $24M YoY
- Inflation in wages, benefits and rent offset by lower incentive comp YoY
- Investments in strategic initiatives ~$6M YoY
  - M&A and greenfield project teams
  - Sales organization, customer experience, pricing tools and e-commerce technologies

*Non-GAAP measure; see Appendix for definition and reconciliation **Quarter ending headcount does not include acquisitions completed in the last four quarters
***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel
Notes: All quarterly information and comparisons reflect Continuing Operations.
Percentages within the bar charts represent each metric as a % of net sales.

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# Strong Balance Sheet, Capacity to Invest in Growth

Operating Cash Flow ($M)


$103
$98
$50
($162)
($25)
$268
$320
$101
$257
Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23
GAAP

Net Inventory ($M)


$1,549
$1,389
$1,323
$1,293
$1,353
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23

Net Debt Leverage*


6.1
5.3
4.7
4.8
2.9
2.4
2.1
2.1
2.3
2.5
2.0
2.0
2.1
1.9
Q1'20** Q2'20** Q3'20** Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23

**Q2'23 Debt Maturity by Year ($M)*****


$0
$0
$0
$372
$300
$72
$0
$980
$350
2023 2024 2025 2026 2027 2028 2029
ABL
Secured Notes
Term Loan
Unsecured Notes

## Strong cash flow generation

- Inventory rightsizing initiatives resulted in $196M decrease from Q2'22 peak levels
- Generated $947M in TTM OCF
- Strong H2 cash generation expected on Q4 conversion of higher selling season inventory

## Balance sheet flexibility provided capacity to return capital to shareholders

- Announced end to share repurchases in 2023
- Net debt leverage* 1.9x at 6/30 (2.8x pro forma for preferred repurchase)

## Financial flexibility to invest in growth

- Investing capex in fleet & facility modernization, growth and efficiency
- Acquisition pipeline remains active

*Non-GAAP measure; see Appendix for definition and reconciliation
**Calculation for these periods include amounts derived from combined operations – see Appendix for further detail
***Maturities shown as of Q2'23; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan

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PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com11 Market expectations for the remainder of 2023 • Non-discretionary R&R demand improving including stronger first half storm activity • Residential homebuilder demand expected to be stronger for the remainder of the year • Non-residential bidding & quoting activity and backlog remain healthy, but cycle times continue to extend Expect Q3’23 net sales per day* to be up 7-9% (one less selling day in Q3’23 vs. prior year quarter), including contributions from previously announced acquisitions • July 2023 net sales up ~7% YoY • August ‘23 shingle price increase realization expected to support sequential margin expansion • Gross margins to be in the mid to high 25% range Raising 2023 full year Adjusted EBITDA** expectations to $850M – $890M • Expect net sales growth of 4-6% YoY, including contributions from previously announced acquisitions • Inventory profit roll-off impacts full-year gross margin, partially offset by pricing, structural gains from margin enhancing initiatives • Focused on customer experience, operational excellence and pricing execution Investing in Ambition 2025 initiatives • Continuing to execute on M&A opportunities • Greenfield initiative now expected to yield 20 – 25 new branches in 2023 Closing Thoughts * 63 selling days in Q3’23 vs. 64 selling days in Q3’22 ** Non-GAAP measure; see Appendix for definition and reconciliation Beacon is executing on Ambition 2025 targets, well-positioned for the remainder of 2023

APPENDIX

# Reconciliations: Non-GAAP Financial Measures

## RESULTS BY QUARTER (CONTINUING OPERATIONS)

| ($M) | Three Months Ended 3/31/2020 | 6/30/2020 | 9/30/2020 | 12/31/2020 | 3/31/2021 | 6/30/2021 | 9/30/2021 | 12/31/2021 | 3/31/2022 | 6/30/2022 | 9/30/2022 | 12/31/2022 | 3/31/2023 | 6/30/2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net sales | $ 1,197.1 | $1,549.3 | $1,755.0 | $ 1,576.5 | $ 1,318.0 | $ 1,872.1 | $ 1,875.4 | $ 1,754.9 | $ 1,686.9 | $ 2,358.2 | $2,415.2 | $ 1,969.4 | $1,732.3 | $2,503.7 |
| Gross profit | $ 270.4 | $ 368.7 | $ 441.3 | $ 399.7 | $ 332.8 | $ 517.4 | $ 507.8 | $ 461.6 | $ 439.5 | $ 650.2 | $ 630.2 | $ 515.6 | $ 442.0 | $ 636.2 |
| Gross margin % | 22.6% | 23.8% | 25.1% | 25.4% | 25.3% | 27.6% | 27.1% | 26.3% | 26.1% | 27.6% | 26.1% | 26.2% | 25.5% | 25.4% |
| **Adjusted Operating Expense** | | | | | | | | | | | | | | |
| Operating expense | $ 446.0 | $ 293.5 | $ 324.9 | $ 304.6 | $ 310.0 | $ 336.6 | $ 349.7 | $ 355.2 | $ 348.2 | $ 395.8 | $ 398.8 | $ 389.3 | $ 381.3 | $ 401.9 |
| Acquisition costs | (28.4) | (32.6) | (31.9) | (26.6) | (25.9) | (26.0) | (25.9) | (22.6) | (21.9) | (23.2) | (23.5) | (21.9) | (24.0) | (22.8) |
| Restructuring costs* | (143.5) | (1.0) | (0.4) | (1.9) | (5.3) | (1.6) | (2.8) | (25.2) | (1.7) | (2.9) | (1.4) | (2.8) | (0.5) | (1.5) |
| COVID-19 impacts | — | (3.4) | (0.8) | (0.3) | (0.5) | (0.4) | (0.4) | (1.0) | (1.4) | (0.1) | (0.2) | (0.3) | — | — |
| Adjusted Operating Expense | $ 274.1 | $ 256.5 | $ 291.8 | $ 275.8 | $ 278.3 | $ 308.6 | $ 320.6 | $ 306.4 | $ 323.2 | $ 369.6 | $ 373.7 | $ 364.3 | $ 356.8 | $ 377.6 |
| Operating expense % of sales | 37.3% | 18.9% | 18.5% | 19.3% | 23.5% | 18.0% | 18.6% | 20.2% | 20.7% | 16.8% | 16.5% | 19.8% | 22.0% | 16.1% |
| Adjusted Operating Expense % of sales | 22.9% | 16.6% | 16.6% | 17.5% | 21.1% | 16.5% | 17.1% | 17.5% | 19.2% | 15.7% | 15.5% | 18.5% | 20.6% | 15.1% |
| **Adjusted EBITDA** | | | | | | | | | | | | | | |
| Net income (loss) from continuing operations | $ (121.4) | $ (4.1) | $ 68.2 | $ 47.4 | $ (10.5) | $ 79.8 | $ 104.5 | $ 68.1 | $ 55.8 | $ 174.5 | $ 154.8 | $ 73.3 | $ 24.8 | $ 153.8 |
| Interest expense, net | 35.6 | 35.4 | 32.7 | 31.3 | 29.5 | 23.1 | 17.1 | 17.0 | 17.2 | 19.1 | 23.6 | 26.3 | 29.1 | 27.6 |
| Income taxes | (77.9) | 44.1 | 16.9 | 17.7 | (4.8) | 27.1 | 37.3 | 20.9 | 18.9 | 61.0 | 53.8 | 27.6 | 8.0 | 54.5 |
| Depreciation and amortization* | 183.2 | 45.0 | 43.9 | 39.4 | 42.2 | 40.3 | 40.3 | 38.7 | 38.9 | 40.4 | 40.9 | 39.0 | 43.0 | 43.2 |
| Stock-based compensation | 4.4 | 3.3 | 3.5 | 3.8 | 4.2 | 5.5 | 4.9 | 2.8 | 5.1 | 8.0 | 7.9 | 6.6 | 6.0 | 8.3 |
| Acquisition costs | (2.8) | 1.6 | 1.8 | 1.1 | 0.6 | 0.7 | 0.9 | 0.4 | 0.5 | 1.7 | 1.6 | 2.6 | 1.7 | 1.4 |
| Restructuring costs | 1.0 | 1.9 | 1.2 | 1.9 | 12.6 | 52.5 | 2.7 | 25.2 | 1.7 | 2.9 | 1.4 | 2.8 | 0.5 | 1.5 |
| COVID-19 impacts | — | 3.4 | 0.8 | 0.3 | 0.5 | 0.4 | 0.4 | 1.0 | 1.4 | 0.1 | 0.2 | 0.3 | — | — |
| Adjusted EBITDA | $ 22.1 | $ 130.6 | $ 169.0 | $ 142.9 | $ 74.3 | $ 229.4 | $ 208.1 | $ 174.1 | $ 139.5 | $ 307.7 | $ 284.2 | $ 178.5 | $ 113.1 | $ 290.3 |
| Net income (loss) % of sales | (10.1%) | (0.3%) | 3.9% | 3.0% | (0.8%) | 4.3% | 5.6% | 3.9% | 3.3% | 7.4% | 6.4% | 3.7% | 1.4% | 6.1% |
| Adjusted EBITDA % of sales | 1.8% | 8.4% | 9.6% | 9.1% | 5.6% | 12.3% | 11.1% | 9.9% | 8.3% | 13.0% | 11.8% | 9.1% | 6.5% | 11.6% |

We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

Beginning January 1, 2023, the Company determined that COVID-19 impacts should no longer be considered an adjusting item and the change was applied prospectively.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

For additional information see our latest Form 8-K, filed with the SEC on August 3, 2023.

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# Reconciliations: Non-GAAP Financial Measures

## NET DEBT LEVERAGE

| ($M) | 3/31/2020 | 6/30/2020 | 9/30/2020 | 12/31/2020 | 3/31/2021 | 6/30/2021 | 9/30/2021 | 12/31/2021 | 3/31/2022 | 6/30/2022 | 9/30/2022 | 12/31/2022 | 3/31/2023 | 6/30/2023 | Pro Forma 6/30/2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Gross total debt | $3,576.8 | $3,419.8 | $2,818.3 | $ 2,714.7 | $2,135.5 | $1,663.2 | $1,660.0 | $ 1,657.8 | $1,807.8 | $2,123.5 | $1,905.3 | $ 1,911.2 | $1,888.2 | $1,718.0 | $ 2,529.8 |
| Less: cash and cash equivalents | (781.2) | (1,018.4) | (624.6) | (461.4) | (619.3) | (188.9) | (260.0) | (225.8) | (52.4) | (54.6) | (84.9) | (67.7) | (74.2) | (65.8) | (65.8) |
| Net debt | $2,795.6 | $2,401.4 | $2,193.7 | $ 2,253.3 | $1,516.2 | $1,474.3 | $1,400.0 | $ 1,432.0 | $1,755.4 | $2,068.9 | $1,820.4 | $ 1,843.5 | $1,814.0 | $1,652.2 | $ 2,464.0 |
| Adjusted EBITDA* for the quarter ended: | | | | | | | | | | | | | | | |
| 6/30/2019 | $ 157.8 | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — | $ — |
| 9/30/2019 | 169.1 | 169.1 | — | — | — | — | — | — | — | — | — | — | — | — | — |
| 12/31/2019 | 94.3 | 94.3 | 94.3 | — | — | — | — | — | — | — | — | — | — | — | — |
| 3/31/2020 | 38.9 | 38.9 | 38.9 | 22.1 | — | — | — | — | — | — | — | — | — | — | — |
| 6/30/2020 | — | 147.5 | 147.5 | 130.6 | 130.6 | — | — | — | — | — | — | — | — | — | — |
| 9/30/2020 | — | — | 190.9 | 169.0 | 169.0 | 169.0 | — | — | — | — | — | — | — | — | — |
| 12/31/2020 | — | — | — | 142.9 | 142.9 | 142.9 | 142.9 | — | — | — | — | — | — | — | — |
| 3/31/2021 | — | — | — | — | 74.3 | 74.3 | 74.3 | 74.3 | — | — | — | — | — | — | — |
| 6/30/2021 | — | — | — | — | — | 229.4 | 229.4 | 229.4 | 229.4 | — | — | — | — | — | — |
| 9/30/2021 | — | — | — | — | — | — | 208.1 | 208.1 | 208.1 | 208.1 | — | — | — | — | — |
| 12/31/2021 | — | — | — | — | — | — | — | 174.1 | 174.1 | 174.1 | 174.1 | — | — | — | — |
| 3/31/2022 | — | — | — | — | — | — | — | — | 139.5 | 139.5 | 139.5 | 139.5 | — | — | — |
| 6/30/2022 | — | — | — | — | — | — | — | — | — | 307.7 | 307.7 | 307.7 | 307.7 | — | — |
| 9/30/2022 | — | — | — | — | — | — | — | — | — | — | 284.2 | 284.2 | 284.2 | 284.2 | 284.2 |
| 12/31/2022 | — | — | — | — | — | — | — | — | — | — | — | 178.5 | 178.5 | 178.5 | 178.5 |
| 3/31/2023 | — | — | — | — | — | — | — | — | — | — | — | — | 113.1 | 113.1 | 113.1 |
| 6/30/2023 | | — | — | — | — | — | — | — | — | — | — | — | — | 290.3 | 290.3 |
| TTM Adjusted EBITDA | $ 460.1 | $ 449.8 | $ 471.6 | $ 464.6 | $ 516.8 | $ 615.6 | $ 654.7 | $ 685.9 | $ 751.1 | $ 829.4 | $ 905.5 | $ 909.9 | $ 883.5 | $ 866.1 | $ 866.1 |
| Net Debt Leverage | 6.1x | 5.3x | 4.7x | 4.8x | 2.9x | 2.4x | 2.1x | 2.1x | 2.3x | 2.5x | 2.0x | 2.0x | 2.1x | 1.9x | 2.8x |

We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters.

* Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 16 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 14 for reconciliations).

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# Reconciliations: Non-GAAP Financial Measures

## CERTAIN 2019-2020 RESULTS BY FISCAL QUARTER (COMBINED OPERATIONS)

| | Three Months Ended | | | | | |
|---|---|---|---|---|---|---|
| ($M) | 6/30/2019 | 9/30/2019 | 12/31/2019 | 3/31/2020 | 6/30/2020 | 9/30/2020 |
| Net income (loss) | $ 31.0 | $ 27.4 | $ (23.4) | $ (122.6) | $ (6.7) | $ 71.9 |
| Interest expense, net | 40.2 | 38.4 | 34.7 | 35.6 | 35.3 | 32.7 |
| Income taxes | 5.2 | 20.8 | (9.6) | (81.8) | 46.6 | 18.1 |
| Depreciation and amortization* | 69.4 | 69.5 | 63.9 | 204.9 | 61.8 | 60.6 |
| Stock-based compensation | 4.6 | 3.5 | 5.2 | 4.7 | 3.5 | 3.8 |
| Acquisition costs | 5.7 | 3.8 | 3.8 | (2.8) | 1.6 | 1.8 |
| Restructuring costs | 1.7 | 5.7 | 19.7 | 0.9 | 2.0 | 1.2 |
| COVID-19 impacts | — | — | — | — | 3.4 | 0.8 |
| Adjusted EBITDA (Combined) | $ 157.8 | $ 169.1 | $ 94.3 | $ 38.9 | $ 147.5 | $ 190.9 |

This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 15.

We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

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becn.com17 *Composed of Acquisition and Restructuring costs 2023 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures

becn.com18 Ambition 2025 Strategy – Resilient Through the Cycle Accelerating value creation for our customers, employees and shareholders RELENTLESS CUSTOMER FOCUS DRIVING OPERATIONAL EXCELLENCE • Branch Optimization • Beacon OTC® Network Expansion • Continuous Improvement BUILDING A WINNING CULTURE • Winning the Best Talent • Building More in Our Communities • Doing the Right Thing • Values-Based ESG DRIVE ABOVE MARKET GROWTH • Enhanced Customer Experience • Go to Market Strategy • Footprint Expansion • Margin Initiatives • Reset Business Focus • Strong Growth & Margin Trajectory • Cash Flow & Liquidity Support Share Buybacks CREATING SHAREHOLDER VALUE